(First Citicorp Life Insurance Comapny Letterhead)

Please address all communication regarding this matter to:
Eric S. Miller, Citicorp Insurance Group, P.O. Box 7031, Dover, DE 19903

September 24, 1999




VIA EDGARLINK

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:	First Citicorp Life Insurance Company
	First Citicorp Life Variable Annuity Separate Account
	File No. 333-71377

Dear Commissioners:

On behalf of First Citicorp Life Insurance Company (the "Company") and First Citicorp Life Variable Annuity Separate Account (the "Account"), we are transmitting for filing under Rule 497(e) of the Securities Act of 1933, a supplement to the form of Prospectus dated May 1, 1999, used after the effective date of the registration statement on Form N-4 for the CitiElite product, offered by the Company through the Account. This supplement corrects and supersedes the supplement submitted via EDGARLINK September 1, 1999, accession number 0000929146-99-000006.

If you have any questions, please contact the undersigned at (302) 672-5033.

Sincerely,

/s/Eric S. Miller

Eric S. Miller

SUPPLEMENT DATED SEPTEMBER 24, 1999 TO PROSPECTUS DATED MAY 1, 1999

CitiElite Variable Annuity

The following information supplements the Prospectus dated May 1, 1999 for the First Citicorp Life Variable Annuity Separate Account. Keep this supplement with the CitiElite Annuity Prospectus for future reference.

Additional funding options are available under the CitiElite Contract. They are listed below, along with their investment objectives, investment advisers and any subadvisers. Tables reflecting the funding option expenses as well as examples of total contract expenses, assuming investment in these funding options, are also provided. For additional information regarding each funding option, please refer to the applicable portfolio prospectuses, which must accompany the CitiElite Variable Annuity prospectus.

Funding Option        Investment Objective              Investment Adviser/
                                                            Subadviser
Smith Barney Concert
Investment Series
 Select Emerging
 Growth Portfolio     Seeks capital appreciation by     SSBC Fund Management,
                      investing primarily in the         Inc.  ("SSBC")
                      common stocks of small and
                      medium sized companies,
                      having market capitalization in
                      the lowest 25% of all publicly
                      traded U.S. companies.

 Select Mid Cap
 Portfolio            Seeks long-term growth of         SSBC
                      capital by investing at least
                      65% of its of assets in the
                      equity securities companies
                      having market capitalization
                      within the range of the
                      companies included in the
                      Standard and Poors MidCap
                      400 Index at the time of
                      investment.

 Select Growth
 Portfolio            Seeks capital appreciation by     SSBC
                      investing primarily in U.S.
                      common stocks and other
                      equity securities, typically of
                      established companies with
                      large market capitalization.

 Select Growth and
 Income Portfolio     Seeks both growth and income      SSBC
                      by investing principally in
                      equity securities which
                      provide dividend and interest
                      income but may invest in
                      non-income producing
                      investments for potential
                      appreciation in value.

 Select Government
 Portfolio            Seeks high current return         SSBC
                      consistent with the
                      preservation of capital by
                      investing primarily in debt
                      instruments issued or
                      guaranteed by the U.S.
                      government, its agencies or
                      instrumentalities.

Greenwich Street
Series Fund
 Equity Index Port-
 folio Class II       Seeks results that, before        Travelers Investment
                      expenses, correspond to the       Management Company
                      price and yield performance       ("TIMCO")
                      of the S & P 500 Index by
                      investing in substantially all
                      of the stocks in the S & P
                      500 Index, with comparable
                      economic sector weightings,
                      market capitalization and
                      liquidity.

Funding Option Expenses
	(as a percentage of daily net assets of the funding option)

Portfolio		             	Management	12b-1 Fees	Other Expenses		Total Annual
		                         	Fees				              (after	      	Operating
							                                        reimbursement)  		Expenses
									                                                       	(after
										                                                     reimbursement)

Smith Barney Concert
Investment Series1
Select Emerging Growth   0.75%		    ---		      0.25%		        	1.00%
   Portfolio
Select Mid Cap Portfolio 0.75%	    	---	      	0.20%	        		0.95%
Select Growth Portfolio  0.75%	    	---	      	0.20%	        		0.95%
Select Growth and        0.75%	    	---	      	0.20%	        		0.95%
   Income Portfolio
Select Government        0.60%		    ---	      	0.20%	        		0.80%
   Portfolio

Greenwich Street Series
Fund
Equity Index Portfolio   0.21%      0.25%		    0.09%	        		0.55%
      Class II2

1. The Smith Barney Concert Investment Series commenced operations during the current fiscal year and therefore, Other Expenses for these Portfolios are estimates and not based on past performance.
2. Other Expenses for the Equity Index Portfolio Class II have been restated to reflect the current reimbursement arrangement whereby the adviser has agreed to reimburse the Portfolio for the amount by which such expenses exceed 0.30%. Without such arrangement, Total Annual Operating Expenses would have been 0.423%. In addition, the Portfolio Management Fee includes 0.06% for fund administration.


Examples
Assuming a 5% annual return, a $1,000 investment would be subject to the following expenses:

          				If Contract is surrendered at 	If Contract is NOT surrendered or
			             	end of period shown	        	is annuitized at end of period
                                                									shown
         				1 year	3 years	5 years	10 years 	1 year	3 years	5 years	10 years
Smith Barney
Concert
Investment
Series
Select  			  $95	   $148	   $183	   $284	     $25	   $78	    $133	    $284
 Emerging
 Growth
 Portfolio
Select Mid 	  95	    146	    181	    279	      25	    76	     131   	  279
 CAP
 Portfolio
Select   			  95	    146	    181	    279    	  25	    76	     131	     279
 Growth
 Portfolio
Select Growth 95	    146	    181  	  279	      25  	  76	     131   	  279
 and Income
	Portfolio
Select    		  93	    142	    173	    263    	  23  	  72   	  123   	  263
 Government
 Portfolio

Greenwich
Street
Series Fund
 Equity Index 91	    134	    160  	  237    	  21  	  64      110	     237
 Portfolio
 Class II

The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This example reflects the $30 annual contract administration charge as an annual charge of .030%.

The Insurance Company
The second paragraph of the section titled "The Insurance Company" (p. 24) is changed to reflect the Company's Home Office has been moved to 333 W. 34th Street, New York, NY 10001.